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                                                                    EXHIBIT 10.4



                            APPROVAL BY DIRECTORS OF
                           PUGET SOUND BANCORP, INC.


         The undersigned, all of the members of the Board of Directors of Puget Sound Bancorp, Inc. (the "Company"), approve the foregoing Plan and, except as otherwise required by applicable law, including without limitation their fiduciary duties to the Company's shareholders, agree to (a) vote their shares in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Company that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.


          /s/                                         /s/
-------------------------------            -------------------------------
William D. Bloomquist                      Thomas O. Myers

          /s/                                         /s/
-------------------------------            -------------------------------
Donald F. Cox                              Kenneth F. Paskett

          /s/                                         /s/
-------------------------------            -------------------------------
Richard L. Granquist                       David C. Burgett

          /s/                                         /s/
-------------------------------            -------------------------------
Duane R. Guggenmos                         Jeffrey L. Swan

          /s/                                         /s/
-------------------------------            -------------------------------
Charles P. Hensen                          D. Alson VanderStaay

          /s/
-------------------------------
Donald L. Morrison


Dated as of September 18, 1997